Exhibit 99.2

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BNS HOLDING, INC.

It is hereby certified that:

1. The present name of the corporation (hereinafter called the “Corporation”) is BNS Holding, Inc., which is the name under which the corporation was originally incorporated; and the date of filing the original certificate of incorporation of the corporation with the Secretary of State of the State of Delaware is December 1, 2004.

2. The certificate of incorporation of the corporation is hereby amended by striking out Articles One through Eleven thereof and by substituting in lieu thereof new Articles First through Eleven which are set forth in the Amended and Restated Certificate of Incorporation hereinafter provided for.

3. The provisions of the certificate of incorporation of the corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of BNS Holding, Inc. without any further amendments other than the amendment herein certified and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

4. The amendment and the restatement of the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

5. The certificate of incorporation of the Corporation, as amended and restated herein, shall at the effective time of this amended and restated certificate of incorporation, read as follows:

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BNS HOLDING, INC.

FIRST: The name of this corporation is BNS Holding, Inc.

SECOND: Its registered office in the State of Delaware is located at 1209 Orange

Street, in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

THIRD: The nature of the business or purposes to be conducted or promoted by this Corporation are to acquire by merger, consolidation or otherwise all or any part of the business, property, rights, privileges, powers, franchises and other assets of Brown & Sharpe Manufacturing Company, a Rhode Island corporation, and in connection therewith to assume any or all of the debts, liabilities, duties and obligations of said other corporation, to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and, without limiting in any way the generality of the foregoing clause, to engage in any lawful act or activity for which corporations may hereafter be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares of capital stock which this Corporation shall have authority to issue is 33,000,000 shares of which 30,000,000 shares shall be Class A Common Stock, $0.01 par value per share, 2,000,000 shares shall be Class B Common Stock, $0.01 par value per share, and 1,000,000 shares shall be Preferred Stock, $1.00 par value per share. The Class A Common Stock and the Class B Common Stock are sometimes hereinafter referred to together as the “Common Stock.”

The voting powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof, of the Class A Common Stock, the Class B Common Stock and the Preferred Stock shall be governed by the following provisions.

A. Class A Common Stock and Class B Common Stock

Except as otherwise provided in this Certificate of Incorporation, each share of Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.

1. Dividends, Combinations and Subdivisions.

Subject to the limitations prescribed herein, any further limitations in accordance herewith and any resolution or resolutions o the Board of Directors providing for the issuance of any series of Preferred Stock, holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the board of directors, out of the assets or funds which are by law available therefor, dividends payable in cash, or in property, or in shares of Class A Common Stock, or in shares of Class B Common Stock, or in shares of any series of Preferred Stock, or in any combination thereof. No cash dividend shall be declared or paid on the Class B Common Stock unless a cash dividend at least equal in amount per share shall contemporaneously be declared or paid on the Class A Common Stock. In addition, no dividends payable in stock property (other than cash) shall be declared or paid on either the Class A Common Stock or the Class B Common Stock unless an equal per share dividend of stock or property is declared and paid on the shares of the other class.

2. Voting.

(a) Except as provided by law or except as expressly provided herein, at every meeting of stockholders, every holder of Class A Common Stock shall be entitled to one vote on all matters in person or by proxy for each share of Class A Common Stock outstanding in his name on the transfer books and every holder of Class B Common Stock shall be entitled to ten votes on all matters in person or by proxy for each share of Class B common Stock outstanding in his name on the transfer books.

At every meeting of the stockholders called for the election of directors, the holders of Class A Common Stock, voting as a class with the holders of any series of Preferred Stock entitled to vote, shall be entitled to elect one-third (1/3) of the number of directors to be elected at such meeting (excluding from such number any directors to be elected solely by the holders of any series of Preferred Stock), and if one-third (1/3) of such number of directors is not a whole number, then the holders of Class A Common Stock, voting as a class with the holders of any series of Preferred Stock entitled to vote, shall be entitled to elect the next lower whole number of directors to be elected at such meeting but in any event shall be entitled to elect at least one director at such meeting, and the holders of Class B Common Stock shall have no voting rights with respect to the election of such directors. The holders of Class A Common Stock, Class B Common Stock and any series of Preferred Stock entitled to vote thereon, voting as a single class, shall be entitled to elect the remaining directors to be elected at such meeting (excluding from such number any directors to be elected solely by the holders of any series of Preferred Stock).

(b) Except as may otherwise be required by law or this Certificate of Incorporation the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, subject to any voting rights which may be granted to holders of any series of Preferred Stock.

3. Conversion.

(a) Each share of Class B Common Stock may at any time be converted by the holder thereof into one fully paid and nonassessable share of Class A Common Stock. Such right shall be exercised by the surrender to this Corporation of the certificate representing such shares of Class B Common Stock to be converted at any time during normal business hours at the principal executive offices of this Corporation, or if an agent for the registration or transfer of shares of Class B Common Stock is then duly appointed and acting (said agent being hereinafter referred to as the “Transfer Agent”), then at the office of the Transfer Agent, accompanied by a written notice of the election by the holder thereof to convert and (as so required by this Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by such holder or his duly authorized attorney, and by transfer tax stamps or funds therefor, if required pursuant to subparagraph (e) below.

(b) As promptly as practicable after the surrender for conversion of a certificate representing shares of Class B Common Stock in the manner provided for in subparagraph (a) above and the payment of any amount required by the provisions of subparagraphs (a) and (e), this Corporation will deliver, or cause to be delivered at the office of the Transfer Agent, to or upon the written order of the holder of such certificate, a certificate or certificates representing the number of full shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate representing shares of Class B Common Stock, and all rights of the holder of such shares as such holder shall cease at such time and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock at such time; provided, however, that any such surrender and payment on any date when the stock transfer books shall be closed shall constitute the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued to be treated as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open.

(c) No adjustments in respect of dividends shall be made upon the conversion of any share of Class B Common Stock; provided, however, that if a share shall be converted subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Common Stock but prior to such payment, the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such share (unless such dividend or distribution is one or more shares, or a fraction thereof, of Class B Common Stock, in which case such holder shall be entitled to receive a like number of shares of Class A Common Stock, or any cash issued in lieu of fractional shares) on the date set for payment of such dividend or other distribution notwithstanding the conversion thereof or this Corporation’s default in payment of the dividend due on such date.

(d) This Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares; provided, however, that nothing contained herein shall be construed to preclude this Corporation from satisfying its obligation in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury. This Corporation covenants that if any shares of Class A Common Stock required to be reserved for purposes of conversion hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, this Corporation will cause such shares to be duly registered or approved, as the case may be. This Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

(e) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

(f) At any time while there are shares of Class B Common Stock issued and outstanding, the Continuing Directors of the Corporation may, in their sole discretion, by a majority vote, convert all issued shares of Class B Common Stock into Class A Common Stock on a share-for-share basis. To the extent practicable, notice of such conversion of Class B Common Stock specifying the date fixed for said conversion shall be mailed, postage prepaid, at least 10 days but not more than 30 days prior to said conversion date to the holders of record of the Class B Common Stock at their respective addresses as the same shall appear on the books of this Corporation; provided, however, that no failure or inability to provide such notice shall limit the authority or ability of the Continuing Directors to convert all issued shares of Class B Common Stock into shares of Class A Common Stock. Immediately prior to the close of business on said conversion date (or, if said conversion date is not a business day, on the next succeeding business day) each outstanding share of Class B Common Stock shall thereupon automatically be converted into a share of Class A Common Stock and each stock certificate theretofore representing shares of

Class B Common Stock shall thereupon and thereafter represent a like number of shares of Class A Common Stock. For purposes of this ARTICLE FOURTH, “Continuing Director” means any member of the board of directors who (a) was a member of the board of directors on March 9, 1988 or (b) was nominated or elected to his or her initial term of office by a vote of the board of directors that included the affirmative vote of two-thirds of the Continuing directors in office at the time of such vote.

(g) Shares of Class B Common Stock which have been issued and converted into shares of Class A Common Stock will have the status of authorized and unissued shares of Class B Common Stock.

4. Transfer.

(a) No person holding record or beneficial ownership of shares of Class B Common Stock (a “Class B Holder”) may transfer record or beneficial ownership of, and neither this Corporation nor the Transfer Agent shall register the transfer of, such shares of Class B Common Stock, whether by sale, assignment, gift, devise, bequest, appointment or otherwise, except to a “Permitted Transferee” of such Class B Holder; provided, however, that a Class B Holder may sell to this Corporation, and this Corporation may purchase from such Class B Holder, shares of Class B Common Stock. The term “Permitted Transferee” shall have the following meaning:

(i) In the case of a Class B Holder who is a natural person holding record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means: (a) the spouse of such Class B Holder; (b) a lineal descendant of such Class B Holder (said lineal descendants, together with the Class B Holder and his or her spouse, are hereinafter referred to as such Class B Holder’s “family members”); (c) the trustee of a trust for the benefit of one or more of such Class B Holder’s family members; (d) the estate of such Class B Holder receiving such shares of Class B Common Stock by virtue of the death, bankruptcy, or insolvency of such Class B Holder; and (e) a corporation, the outstanding capital stock of which is owned by, or a partnership all of the partners of which are, one or more of such Class B Holder’s family members, provided that if any share of capital stock of such corporation (or any survivor of a merger or a consolidation of such a corporation), or any partnership interest in such a partnership, is acquired by any person who is not one of such Class B Holder’s family members, all shares of Class B Common Stock then held by such corporation or partnership, as the case may be, shall thereupon be converted automatically into a like number shares of Class A Common Stock and each stock certificate theretofore representing such shares of Class B Common Stock shall thereupon and thereafter represent a like number of shares of Class A Common Stock.

(ii) In the case of a Class B Holder holding the shares of Class B Common Stock in question as trustee pursuant to a trust other than a trust described in paragraph 4(a)(iii) below, “Permitted Transferee” means (a) a successor trustee to such trust, (b) the settlor of such trust, and (c) a Permitted Transferee of such settlor determined pursuant to paragraph 4(a)(i) above.

(iii) In the case of a Class B Holder holding the shares of Class B Common Stock in question as trustee pursuant to a trust which was irrevocable on the record date for determining the persons to whom Class B Common Stock is first distributed by this Corporation (the “Record Date”), “Permitted Transferee” means any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise.

(iv) In the case of a Class B Holder which is a partnership holding record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means any partner of such partnership who was a partner of such partnership on the Record Date.

(v) In the case of a Class B Holder which is a corporation holding record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means (a) any stockholder of such corporation on the Record Date receiving shares of Class B Common stock through a dividend or through a distribution made upon liquidation of such corporation and (b) a survivor of a merger or consolidation of such corporation.

(vi) In the case of an estate (or representative thereof) holding the shares of Class B Common Stock in question as a result of the death, bankruptcy or insolvency of a Class B Holder, “Permitted Transferee” means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder determined pursuant to paragraph 4(a)(i) above.

(vii) In the case of a Class B Holder who is the record owner but not the beneficial owner (as defined in paragraph 4(b) below) of the shares of Class B Common Stock in question as nominee for the person who was the beneficial owner thereof on the Record Date, “Permitted Transferee” means (a) such beneficial owner and (b) Permitted Transferees of such beneficial owner (determined as if such beneficial owner was also the record owner of such Class B Common Stock).

Any purported transfer of shares of Class B Common Stock to any person other than a Permitted Transferee shall be null and void and such shares of Class B Common Stock purported to be so transferred shall thereupon be converted automatically into a like number of shares of Class A Common Stock and each stock certificate theretofore representing such shares of Class B Common Stock shall thereupon and thereafter represent a like number of shares of Class A Common Stock. Upon the liquidation, dissolution or winding up of the business or affairs of any corporation, partnership or trust, the shares of Class B Common Stock held by such corporation, partnership or trust shall immediately and automatically convert into an equal number of shares of Class A Common Stock. This Corporation may require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is a Class B Holder or a Permitted Transferee. The Continuing Directors shall have the power to determine for all purposes of this paragraph 4, on the basis of information known to the Continuing Directors, whether a person is a Class B Holder and whether a transferee is a Permitted Transferee, and any such determination shall be conclusive and binding for all purposes of this paragraph 4.

(b) Shares of Class B Common Stock shall be registered in the name(s) of the beneficial owner(s) thereof (as hereafter defined) and not in “street” or “nominee” names; provided, however, that certificates representing shares of Class B Common Stock issued as a stock dividend on the Corporation’s then outstanding Class A Common Stock may be registered in the same name and manner as the certificates representing the shares of Class A Common Stock with respect to which the shares of Class B Common Stock are issued. For purposes of this paragraph 4, the term “beneficial owner(s)” of any shares of Class B Common Stock shall mean the person or persons who possess the power to dispose of, or to direct the disposition of, such shares.

(c) The votes pertaining to any share of Class B Common Stock or any proxy related to such votes may not be sold or otherwise transferred, except to a Permitted Transferee, in consideration of any sum of money or anything of value.

(d) Notwithstanding anything to the contrary set forth herein, any holder of Class B Common Stock may pledge such holder’s shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee; provided, however, that such shares shall not be transferred to, or registered in the name of, the pledgee and shall remain subject to the provisions of this paragraph 4. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may not be transferred to the pledgee and may only be converted into shares of Class A Common Stock.

(e) The Corporation shall note or reference on the certificates representing the shares of Class B Common Stock the restrictions on transfer and registration of transfer imposed by this paragraph 4.

(f) For purposes of this paragraph 4:

(i) Each joint owner of shares of Class B Common Stock shall be considered a Class B Holder of such shares.

(ii) A minor for whom shares of Class B Common Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.

(iii) The relationship of any persons that is derived by or through legal adoption shall be considered a natural one.

(iv) Unless otherwise specified, the term “person” includes natural person, corporation, partnership, unincorporated association, firm, joint venture, trust or other entity.

(v) Persons participating in the Brown & Sharpe Savings and Retirement Plan or the Brown & Sharpe Savings and Retirement Plan for Management Employees or the Brown & Sharpe Employee Stock Ownership and Profit Participation Plan (or any similar or successor plans) shall be deemed to be the Class B Holders of any shares of Class B Common Stock allocated to their accounts pursuant to such plan.

5. Authorized Shares.

The number of authorized shares of Class B Common Stock may not be increased unless approved by the holders of a majority of the then outstanding shares of Class A Common Stock and any series of Preferred Stock entitled to vote thereon, voting together as a single class.

B. Preferred Stock

The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of the class of Preferred Stock in one or more series with such voting powers, full or limited, or without voting powers (except as otherwise required by ARTICLE EIGHTH) and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in the Certificate of Incorporation of this Corporation, including (but not limiting the generality thereof) the following:

(a) The number of shares to constitute each such series, and the designation of each such series;

(b) The dividend rate of each such series, the conditions and dates upon which such dividends shall be payable, the relation (including preferences, if any) which such dividends shall bear to the dividends payable on any other class or classes or on any other series of class or classes of stock, and whether such dividends shall be cumulative or non-cumulative;

(c) Whether the shares of any such series shall be subject to redemption by this Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(d) The terms and amount of any sinking fund provided for the purchase or redemption of shares of any such series;

(e) Whether or not the shares of each such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of this Corporation, and if provision be made for the conversion or exchange, the times, prices, rates of exchange, adjustments, and any other terms and conditions of such conversion or exchange;

(f) The extent, if any, to which the holders of the shares of each such series shall be entitled to vote with respect to the election of directors or otherwise;

(g) The restriction, if any, on the issue or reissue or sale of any additional Preferred Stock;

(h) The rights of the holders of the shares of each such series (including preferences, if any, over the rights of holders of any other class or classes or of any other series of any class or classes) upon the dissolution of, or upon the distribution of assets of, this Corporation;

but all series of Preferred Stock at any time outstanding shall constitute but one class of capital stock.

Except as otherwise required by ARTICLE EIGHTH or as may be otherwise required by law and except for such voting powers, if any, with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever. Except as otherwise provided in this ARTICLE FOURTH, any amendment to this Certificate of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the favorable vote of the holders of a majority of the voting power of the outstanding shares of the stock of this Corporation entitled to vote in respect thereof.

Subject to the powers, preferences, rights, qualifications, limitations and restrictions with respect to each class, including any series thereof (including without limitation the class of Preferred Stock, and any series thereof), of stock of this Corporation having any preference or priority over the Common Stock, the holders of Common Stock shall have and possess all powers and rights pertaining to the stock of this Corporation.

C. Series B Participating Preferred Stock

1. Designation and Amount. The shares of such series shall be designated as “Series B Participating Preferred Stock” (the “Series B Stock”) and the number of shares constituting such series shall be 170,000. The number of shares of Series B Stock may be increased or decreased by a resolution duly adopted by the Board of Directors, but may not be decreased below the number of shares of Series B Stock then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon conversion of any outstanding securities convertible into Series B Stock.

2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Stock with respect to dividends, the holders of shares of Series B Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment set forth in Section C.8 hereof, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, as defined in Article Fourth of this Certificate of Incorporation of the Corporation as amended (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Class A Common Stock as defined in Article Fourth of the Certificate of Incorporation

of the Corporation as amended since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Stock.

(b) The Corporation shall declare a dividend or distribution on the Series B Stock as provided in paragraph (a) of this Section C.2 immediately after it declares a dividend or distribution on the Class A Common Stock (other than a dividend payable in shares of or a subdivision with respect to Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Class A Common Stock during the period between any Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series B Stock shall have the following voting rights:

(a) Subject to the provision for adjustment set forth in Section C.8 hereof, each share of Series B Stock shall entitle the holder thereof to one hundred votes on all matters submitted to a vote of the stockholders of the Corporation.

(b) Except as otherwise provided herein or required by applicable law, the holders of shares of Series B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein or required by applicable law, holders of Series B Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Stock as provided in Section C.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Stock, except dividends paid ratably on the Series B Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock (A) in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Stock or (B) in accordance with subparagraph (iv) of this Section C.4(a); or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Stock, or any shares of stock ranking on a parity with the Series B Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the outstanding shares of such stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section C.4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series B Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of Common Stock or any other stock of the Corporation ranking junior (upon liquidation, dissolution or winding up) to the Series B Stock unless, prior thereto, the holders of shares of Series B Stock shall have received $100.00 per share plus an amount equal to all accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series B Liquidation Preference”). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Stock unless, prior thereto, the holders of shares of Common Stock (which term shall include, for the purposes only of this Section C.6, any series of the Corporation’s Preferred Stock ranking on a parity with the Common Stock upon liquidation, dissolution or winding up) shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing the Series B Liquidation Preference by 100 (as appropriately adjusted as set forth in Section C.8 hereof to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock; such number in this clause (ii), as the same may be adjusted from time to time, is hereinafter referred to as the “Adjustment Number”. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then any remaining assets shall be distributed ratably to the holders of Common Stock. Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in

respect of all outstanding shares of Series B Stock and Common Stock, respectively, holders of shares of Series B Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of any remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series B Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series B Stock, then any remaining assets shall be distributed ratably to the holders of the Series B Stock and the holders of such parity stock in proportion to their respective liquidation preferences.

(c) None of the merger or consolidation of the Corporation into or with any other entity, the sale of all or substantially all of the property and assets of the Corporation or the distribution to the stockholders of the Corporation of all or substantially all of the consideration for such sale, unless such consideration (apart from the assumption of liabilities) or the net proceeds thereof consists substantially entirely of cash, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section C.6.

(d) Each share of Series B Stock shall stand on a parity with each other share of Series B Stock or any other series of the same class of Preferred Stock upon voluntary or involuntary liquidation, dissolution or distribution of assets or winding up of the Corporation.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the outstanding shares of Series B Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment set forth in Section C.8 hereof) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock is changed or exchanged.

8. Certain Adjustments. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the amounts set forth in Sections C.2(a) and C.2(b), C.3(a), C.6(a) and C.7 hereof with respect to the multiple of cash and non-cash dividends, votes, the Series B Liquidation Preference and an aggregate amount of stock, securities, cash and/or other property referred to in Section C.7 hereof, shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

9. Ranking. The Series B Stock shall rank pari passu with (or if determined by the Board of Directors in any vote establishing any other series of Preferred Stock, either senior and prior in preference to, or junior and subordinate to, as the case may be) each other series of Preferred Stock of the Corporation with respect to dividends and/or preference upon liquidation, dissolution or winding up.

10. Redemption. The shares of Series B Stock may be purchased by the Corporation at such times and on such terms as may be agreed to between the Corporation and the redeeming stockholder, subject to any limitations which may be imposed by law or this Certificate of Incorporation, as amended.

11. Amendment. The Certificate of Incorporation of the Corporation, as amended, shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Stock, voting together as a single class.

12. Fractional Shares. Series B Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Stock.

FOURTH A: Effective May 10, 2001 (the “Effective Time”), each issued and outstanding share of the Corporation’s Class A Common Stock and Class B Common Stock (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and reduced to one-fifth (1/5) of a share of Class A Common Stock or Class B Common Stock, as the case may be (the “Post-Split Common Stock”) (the reduction of shares, the “Reverse Stock Split”). Each holder of a certificate or certificates of Pre-Split Common Stock (the “Pre-Split Certificates,” whether one or more) shall be entitled to receive, upon surrender of such Pre-Split Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates of the same class of shares (the “Post-Split Certificates,” whether one or more), which will equal the number of shares represented by such Pre-Split Certificates divided by five and rounded down to the nearest whole number. No script or fractional shares certificates will be issued for Pre-Split Common Stock in connection with the Reverse Stock Split. Each holder of a number of shares of Pre-Split Common Stock not evenly divisible by five as of the Effective Time of the Reverse Stock Split will, in lieu of receiving fractional shares, receive a cash payment (the

“Fractional Share Payment”) in U.S. dollars equal to the product of: (a) the fractional share times (b) the average of the daily average of the high and low price per share of Class A Common Stock on the New York Stock Exchange, or such other stock exchange, or as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use, on which the Class A Common Stock shall be listed at the time, for the five trading days immediately preceding the Effective Time. Subject to the treatment of fractional shares as described above, Pre-Split Certificates will be deemed for all purposes to represent the appropriately reduced number of Post-Split Common Stock, except that the holder of such unexchanged certificates will not be entitled to receive any distributions payable by the Company after the Effective Time, until the Pre-Split Certificates have been surrendered. Such distributions, if any, will be accumulated and, at the time of surrender of the Pre-Split Certificates, all such unpaid distributions will be paid without interest.

FIFTH: Except as otherwise provided in this Certificate of Incorporation, the board of directors may, without the assent of or other action by the stockholders, from time to time authorize the issue and sale of shares of any class of stock of this corporation now or hereafter authorized, for such consideration as may be fixed from time to time by the board of directors and upon such terms as to payment or other matters as the board may from time to time determine, and shares of authorized stock so issued or sold for which the consideration so fixed has been paid or delivered shall be fully paid stock and shall not be liable to any further call or assessment thereon.

No stockholder shall have any pre-emptive right to subscribe to or purchase any shares or any additional issues of any class of stock now or hereafter authorized or any other securities which may at any time be issued or sold by this corporation.

SIXTH: The name and mailing address of the Incorporator is as follows:

Name	Mailing Address

Howard K. Fuguet, Esq.	c/o Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110-2624

SEVENTH: The following provisions inserted for the management of the business and for the conduct of the affairs of this Corporation are in furtherance and not in limitation of any power, privilege or purpose from time to time conferred on or permitted to be taken by, the directors by law, this Certificate of Incorporation or the by-laws of this Corporation:

(a) Except as otherwise provided in the by-laws, the by-laws of this Corporation may be made, altered, amended or repealed by the board of directors or by two-thirds of the holders of capital stock entitled to vote in respect thereof and any by-law, whether made, altered, amended or repealed by the stockholders or directors, may be repealed, amended, further amended or reinstated by either the stockholders or by the directors.

(b) The board of directors shall have power to fix from time to time the compensation of its members.

(c) To the extent permitted by law, the board of directors may make regulations in regard to stockholder examination of the property, books, accounts or other writings of this corporation.

(d) Election of directors shall not be by written ballot unless the by-laws otherwise expressly require.

EIGHTH: (a) No merger or consolidation of this Corporation with any other corporation or other entity shall be effected, and (b) no sale, lease or exchange of all or substantially all of this Corporation’s property and assets (except pursuant to a mortgage, pledge, security interest or the like) to any other person, firm or corporation or other entity shall be made, and (c) no issue or sale of shares of any class of capital stock or other voting securities of this Corporation (whether authorized and unissued or treasury shares) to acquire (directly or indirectly through stock ownership or otherwise) any assets or properties (except assets or properties having an aggregate fair market value of less than $5,000,000) of any other person, firm or corporation or other entity shall be made, in the event that, with respect to any of said corporate actions described in clauses (a), (b) and (c) of this ARTICLE EIGHTH any or all of said other person, firm or corporation or other entity, and its or their affiliates, directly or indirectly, owns of record or beneficially more than 10% of any outstanding class of stock of this corporation entitled to vote in respect of elections of directors as of the record date used to determine the stockholders of this Corporation entitled by law or by this Certificate of Incorporation to vote or consent with respect thereto, unless such corporate action shall in each case receive, in addition to the favorable vote or consent of the holders of shares of stock of this Corporation otherwise required by law (if any such vote or consent is so otherwise required), the favorable vote or consent of the holders of not less than 80% of (i) the total number of outstanding shares of stock of this Corporation so otherwise by law entitled to vote or consent with respect thereto, or (ii) in the event that no such vote or consent of stockholders is so otherwise required by law, the total number of outstanding shares of stock of this Corporation entitled to vote in the election of directors.

For purposes of this ARTICLE EIGHTH “affiliates” of said other person, firm or corporation or entity shall mean “any person, firm or corporation or other entity which controls, is controlled by or is under common control with, directly or indirectly, said other person, firm or corporation or other entity”, and “beneficially” means “shares held for the benefit of such person, firm or corporation or other entity, including shares in the name of another from which such person, firm or corporation or other entity obtains benefits substantially equivalent to those of ownership by reason of ownership, control or by reason of any contract, relationship or other arrangement.”

The board of directors of this Corporation shall have the power and duty to determine for the purposes of this ARTICLE EIGHTH, on the basis of information known to this corporation, whether said other person, firm or corporation or other entity, and its or their affiliates, directly or indirectly owns of record or beneficially more than 10% of any outstanding class of stock of the Corporation entitled to vote in respect of the election of directors and whether a person, firm or corporation or other entity is an affiliate of another and whether the assets or properties being acquired have an aggregate fair market value of less than $5,000,000. Any such determination shall be conclusive and binding for all purposes of said ARTICLE EIGHTH.

No amendment to the Certificate of Incorporation of this Corporation shall amend, alter, change or repeal any of the provisions of this ARTICLE EIGHTH unless the Amendment effecting such amendment, alteration, change or repeal shall receive the favorable vote or consent of not less than 80% of the total number of the outstanding shares of stock of this corporation entitled by law to vote in respect thereof (or of each class of stock when such vote is required to be taken by classes).

The provisions of this ARTICLE EIGHTH shall not be applicable to the merger or consolidation of Brown & Sharpe Manufacturing Company, a corporation organized in 1868 and existing under the laws of the State of Rhode Island, with and into this Corporation.

NINTH: Any action which is required to be taken at an annual or special meeting of shareholders or which may be taken at such a meeting may be taken only by vote at such a meeting, and not by a written consent or otherwise. Notwithstanding any other provision of this Certificate of Incorporation or the by-laws, a vote of the holders of 80% of the voting power of the outstanding stock entitled to vote thereon shall be required to amend this ARTICLE NINTH.

TENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that, to the extent and only to the extent required by Section 102(b)(7) or any successor provision of the Delaware Corporation Law, this ARTICLE TENTH shall not eliminate liability (i) for any beach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived improper personal benefit. The foregoing provisions of this ARTICLE TENTH shall not be construed in any way so as to impose or create any duty or liability. No amendment or repeal of this ARTICLE TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ELEVENTH: This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders, directors and officers are granted subject to this reservation.

Signed on December 13, 2004

Name:	Michael D. Warren
Title:	President